Exhibit 10.54

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00012		02-Aug-2012	see schedule
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
ACC·APG NATICK DIVISION 1564 FREEDMAN DRIVE FORT DETR ICK MD 21702			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR clause 52.242- 15, Alt I, Stop-Work Order

E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number : soconnel122526

See Attached Summary of Changes.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) TEL: EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

			BY	03-Aug-2012
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
P00012

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

  The following have been added by full text: STOP-WORK  ORDER

Pursuant to the authority of FAR Clause 52.242-15 "Stop-Work Order (Aug 1989)" the Contracting Officer herby issues a Stop-Work Order ordering the Contractor to stop work on W9113M-10-C-0057 effective 2 August 2012. The Contractor shall, effective immediately, cease to issue any further orders and/or subcontracts for materials or services in suppo1t of this contract, except for reasonable efforts specific to answering the Food and Drug Administration (FDA) [***] dated [***]. The Contractor shall immediately comply with this order and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by this order, to include indirect costs during the period of work stoppage effective until 1 Sep 12, unless modified.

(End of Summary of Changes)